Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 87,043.45
Total Fee Amount	87,043.45
Total Transaction Valuation	568,539,851.00
Total Offset Amount	0.00
Net Fee	$ 0.00